Exhibit 99.1

EigenQ and Silicon Valley Acquisition Corp. (NASDAQ: SVAQ) Announce Definitive Business Combination Agreement to Create a Publicly Traded Quantum Technology Company

Transaction expected to accelerate EigenQ’s mission to develop and commercialize quantum technologies across security, artificial intelligence, communications, sensing, and computing

Transaction Highlights

●	Transaction values EigenQ at a pro forma enterprise value of approximately $3 billion;

●	Transaction supported by approximately $215 million held in SVAQ’s trust account, prior to shareholder redemptions and transaction expenses;

●	EigenQ is a Quantum Technology Company developing and commercializing foundational technologies across Quantum Security, Quantum AI, Quantum Communications, Quantum Sensing, and Quantum Computing;

●	Driven by government mandate and market demand, EigenQ has developed readily deployable NIST-compliant solutions;

●	Technology adopted and commercialized by strategic alliances and channel partners, including HPE, AMD, WNC, and TD SYNNEX to support platform retrofit and integration, deployment readiness, manufacturing scale, and channel enablement across enterprise and public-sector environments[1];

●	Capital from the transaction is expected to support commercialization, manufacturing scale-up, strategic partnerships, and global expansion of EigenQ’s broader technology portfolio;

●	Transaction expected to close in the fourth quarter of 2026, subject to customary approvals and closing conditions.

[1]	https://www.prnewswire.com/news-releases/eigenq-and-wnc-announce-strategic-collaboration-to-deliver-fips-certified-quantum-safe-hardware-at-hpe-discover-2025-302505260.html

https://www.hpe.com/psnow/doc/a00159324enw

https://finance.yahoo.com/sectors/technology/articles/eigenq-announces-collaboration-td-synnex-110000757.html

https://www.prnewswire.com/news-releases/eigenq-announces-collaboration-with-td-synnex-to-advance-post-quantum-security-readiness-for-amd-epyc-cpu-based-server-environments-302800266.html

Austin, Texas – June 17, 2026

EigenQ Inc. (“EigenQ” or the “Company”), a quantum technology company, and Silicon Valley Acquisition Corp. (NASDAQ: SVAQ) (“SVAQ”), a publicly traded blank check company, announced today that they have entered into a definitive Business Combination Agreement (“Business Combination Agreement”) that is expected to result in EigenQ becoming a publicly traded company.

Upon closing of the proposed transaction (the “Business Combination”), the combined company will operate under the name “EigenQ Inc.” and is expected to trade on Nasdaq under the ticker symbol “EIGQ.”

The proposed “Business Combination” is expected to support EigenQ’s next phase of growth, including expansion of its quantum-proof trust infrastructure platform, hardware-rooted security technologies, AI security capabilities, strategic partnerships, global commercialization efforts, and continued investment in high-performance computing and sovereign AI futures.

Building the Quantum Era Infrastructure

EigenQ develops quantum technologies designed to address critical challenges spanning cybersecurity, digital trust, AI infrastructure, communications, sensing, and advanced computing. Through a growing portfolio of intellectual property, strategic partnerships, and commercial products, EigenQ is building technologies intended to support multiple segments of the emerging quantum economy.

While the Company’s initial commercialization efforts are focused on quantum-resilient security and trusted infrastructure, EigenQ’s broader vision extends across a range of quantum-enabled technologies expected to shape future government, enterprise, industrial, and national-security systems.

The Significant Market Opportunity

The most significant market demand in quantum technology is for quantum-proofing critical infrastructure. We believe this demand is being accelerated by U.S. government security requirements related to emerging quantum threats, including CNSA 2.0 and NIST guidance. We believe these requirements are driving demand for hardware-rooted, quantum-resilient trust infrastructure.

Critical infrastructure operators, defense organizations, and enterprise technology providers are also modernizing legacy environments to support increasingly connected, autonomous, and data-intensive operations. These parallel transformations are driving demand for technologies capable of delivering trust, security, intelligence, and performance at scale.

EigenQ believes that this market demand represents one of the most significant infrastructure modernization cycles in decades, creating opportunities across multiple technology markets rather than within a single product category.

EigenQ Core Quantum Technologies

EigenQ develops the following quantum technologies.

Quantum Security & Cyber Resilience

Focusing on post-quantum cryptography, trusted identity, hardware-rooted security, critical infrastructure protection, and trusted execution environments.

Quantum AI

Enhancing current AI to support trusted artificial intelligence, intelligent optimization, advanced decision systems, AI security, and sovereign AI infrastructure.

Quantum Communications & Networking

Securing and accelerating communications, quantum networking architectures, trusted communications infrastructure, and foundational technologies supporting future quantum internet capabilities.

Quantum Sensing & Intelligence

Advancing sensing technologies designed for defense, industrial, environmental, and strategic applications.

Quantum Computing

Innovating architectures to unlock next-generation computational capabilities.

Commercial Momentum and Anticipated Execution

EigenQ has focused on innovation and commercialization, translating years of research and development into deployable, market-ready solutions that are aligned with current regulatory requirements, customer needs, and procurement frameworks. EigenQ has established strategic collaborations with leading global technology partners including HPE, AMD, WNC, and TD SYNNEX. Importantly, the Company has established pathways for technology integration, manufacturing scale, distribution, and deployment across both public and private sector environments. These technologies are designed to reduce barriers to implementation.

Initial commercialization efforts are focused on government, defense, and critical infrastructure markets, where regulatory requirements and security mandates are creating immediate demand. Over time, the Company expects to expand across enterprise infrastructure, artificial intelligence platforms, financial services, telecommunications, healthcare, industrial systems, and international markets.

Management Commentary

Dr. Jesse Van Griensven Thé, Chairman of EigenQ

“The world is entering the early stages of a profound technological transition driven by the convergence of quantum technologies, artificial intelligence, advanced communications, and trusted digital infrastructure. For more than a decade, our team has focused on developing the foundational technologies required to support that transition. We believe EigenQ is uniquely positioned at the intersection of these dynamics.”

Dr. José R. Rosas-Bustos, Chief Executive Officer of EigenQ

“At EigenQ, our focus has always been on translating breakthrough technologies into practical, deployable solutions that address real-world challenges while building a portfolio of technologies spanning Quantum Security, Quantum AI, Communications, Sensing, and Computing. We believe going public will provide the resources, visibility, and strategic flexibility necessary to accelerate commercialization, expand our technology portfolio, strengthen our global partnerships, and create long-term value for customers, partners, and shareholders.”

Dan Nash, Chief Executive Officer of Silicon Valley Acquisition Corp.

“We were deeply impressed by the leadership team. Dr. Jesse Van Griensven is one of the leading voices in quantum cybersecurity globally, and together with Dr. José R. Rosas-Bustos and the broader EigenQ team, has built what we believe is a category-defining company. When we combine a mandatory market transition, differentiated technology, scalable distribution, a capital-efficient operating model, and compelling unit economics together with the company’s prompt commercialization and potential long-term upside, we believe EigenQ represents one of the most compelling opportunities we have evaluated in years.”

Martin Zinny, Chief Financial Officer of Silicon Valley Acquisition Corp.

“We believe EigenQ is building a category-defining quantum platform. A leader in quantum security today, it is well positioned to extend into Quantum AI, Quantum Internet, and ultimately Quantum Computing in the coming years – with the potential to create meaningful near-term optionality and even greater long term upside.”

Transaction Overview

The Business Combination Agreement has been unanimously approved by the Board of Directors of SVAQ and the Board of Directors of EigenQ.

The transaction values EigenQ at a pro forma enterprise value of approximately $3 billion. The proposed Business Combination is expected to position EigenQ as a publicly traded company with enhanced access to capital markets and additional resources to support its next phase of growth, including expansion of its post-quantum trust infrastructure platform, hardware-rooted security technologies, AI security capabilities, strategic partnerships, global commercialization efforts, and continued investment in research and development.

Existing EigenQ shareholders are expected to roll substantially all of their equity and retain a significant ownership stake in the combined company, subject to the terms of the Business Combination Agreement. No material EigenQ shareholders are expected to sell shares or receive cash consideration as part of the transaction.

Additional information about the proposed Business Combination, including a copy of the Business Combination Agreement and related investor materials, will be provided in SVAQ’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov. A registration statement on Form S-4 (the “Form S-4”), which will include a proxy statement / prospectus relating to the proposed Business Combination, is expected to be filed with the SEC.

The proposed Business Combination is expected to close in the fourth quarter of 2026, subject to customary closing conditions, including shareholder approval from SVAQ and EigenQ and the Form S-4 being declared effective by the SEC.

Advisors

Ellenoff Grossman & Schole LLP is representing EigenQ as legal counsel. Greenberg Traurig, LLP is representing SVAQ as legal counsel. Cohen & Company Securities, LLC, Clear Street LLC, and Secure Strategy Group, LLC/Bradley Woods & Co. Ltd are acting as financial advisors in connection with the transaction. Reed Smith LLP is representing Cohen & Company Securities, LLC as legal counsel. The Blueshirt Group is providing investor relations advisory services to EigenQ and AUM Media is providing investor relations advisory services to SVAQ.

About EigenQ

EigenQ is a Quantum Technology Company developing and commercializing foundational technologies for the Quantum Era.

The Company operates at the intersection of Quantum Technologies, Artificial Intelligence, Secure Communications, Advanced Sensing, and Trusted Computing, with a mission to enable the next generation of intelligent, secure, and resilient digital infrastructure.

EigenQ’s technology portfolio spans Quantum Security, Quantum AI, Quantum Communications, Quantum Sensing, and Quantum Computing. Through a combination of proprietary technologies, strategic partnerships, and commercialization-focused execution, the Company develops solutions designed to address emerging challenges across government, defense, critical infrastructure, enterprise, and AI-driven environments.

With market-ready products, validated deployment pathways, strategic ecosystem relationships, and a growing portfolio of intellectual property, EigenQ is positioned to participate in multiple segments of the emerging quantum economy while helping organizations prepare for the transition to a more secure, intelligent, and quantum-enabled future.

For more information, visit www.EigenQ.com

About Silicon Valley Acquisition Corp.

Silicon Valley Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. SVAQ closed its initial public offering on December 24, 2025, and is headquartered in Palo Alto, California.

For more information, visit www.svacquisitioncorp.com

Important Information About the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to the shareholders of SVAQ for their consideration. A registration statement on Form S-4 (as may be amended, the “Registration Statement”) is expected to be filed with the SEC, which will include preliminary and definitive proxy statements to be distributed to SVAQ’s shareholders in connection with SVAQ’s solicitation for proxies for the vote by SVAQ’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the securities to be issued in connection with the completion of the proposed Business Combination. After the Registration Statement has been filed and declared effective by the SEC, SVAQ will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination.

SVAQ’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus in connection with SVAQ’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about SVAQ, EigenQ and the proposed Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SVAQ and EigenQ may also file other documents with the Securities and Exchange Commission (the “SEC”) regarding the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by SVAQ, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Silicon Valley Acquisition Corp., 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED Business Combination PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed Business Combination and the parties thereto. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the proposed Business Combination between SVAQ and EigenQ; the anticipated benefits and timing of the proposed Business Combination; expected trading of the combined company’s securities on Nasdaq; the combined company’s future financial performance; the ability of the combined company to execute its business strategy, its market opportunity and positioning; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of EigenQ’s and SVAQ’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of EigenQ and SVAQ. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against EigenQ or SVAQ, the combined company or others following the announcement of the proposed Business Combination; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of EigenQ or SVAQ or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of EigenQ as a result of the announcement and consummation of the proposed Business Combination; (7) EigenQ’s ability to scale and grow its business, and the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (8) risks that the Business Combination disrupts current plans and operations of EigenQ; (9) the ability to implement business plans, forecasts, identify and realize additional opportunities, and other expectations; (10) political, social or economic instability in the emerging markets, including the Middle East, and other countries in which EigenQ, the post-combination company, relevant OEMs and other channel participants and customers of some or all of the foregoing operate or plan to operate; (11) risks relating to product development and commercialization timing, OEM integration, customer adoption and strategic partnerships; (12) EigenQ’s ability to maintain and recognize benefits from its existing strategic relationships; (13) costs related to the proposed Business Combination; (14) changes in applicable laws or regulations; (15) changes in government mandates, requirements and standards as they relate to quantum security and infrastructure; (16) EigenQ’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; (17) any downturn or volatility in economic conditions; (18) changes in the competitive environment affecting EigenQ or its customers, including EigenQ’s inability to introduce new products or technologies; (19) the impact of pricing pressure and erosion; (20) supply chain risks; (21) risks to EigenQ’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against EigenQ; (22) the possibility that EigenQ or SVAQ may be adversely affected by other economic, business and/or competitive factors; (23) EigenQ’s estimates of its financial performance; (24) risks related to the fact that SVAQ is incorporated in the Cayman Islands and governed by Cayman Islands law; (25) and those factors discussed in SVAQ’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, under the heading “Risk Factors,” and subsequent Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus, or other documents that will be filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither EigenQ nor SVAQ presently knows or that EigenQ and SVAQ currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect EigenQ’s and SVAQ’s expectations, plans or forecasts of future events and views as of the date of this press release. EigenQ and SVAQ anticipate that subsequent events and developments will cause EigenQ’s and SVAQ’s assessments to change. However, while EigenQ and SVAQ may elect to update these forward-looking statements at some point in the future, EigenQ and SVAQ specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing EigenQ’s and SVAQ’s assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Participants in Solicitation

SVAQ, EigenQ and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from SVAQ’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SVAQ’s shareholders in connection with the proposed Business Combination will be set forth in SVAQ’s proxy statement/prospectus when it is filed with the SEC. You can find more information about SVAQ’s directors and executive officers in SVAQ’s Annual Report on Form 10-K filed with the SEC on March 31, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Investor Relations

Michael Anderson

michael@blueshirtgroup.com

Media Relations

Nir (Benda) Ben-David

Benda@EigenQ.com